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                                     Social
                                   Awareness

LINCOLN NATIONAL
SOCIAL AWARENESS FUND, INC.


DESCRIPTION OF THE FUND

The Social Awareness Fund (fund) was incorporated in Maryland in 1986. It is an open-end, diversified management investment company whose investment objective is long-term capital appreciation. The fund's objective is fundamental and cannot be changed without the affirmative vote of a majority of the outstanding shares of the fund. See General information in the Appendix. The fund will pursue its objective by investing primarily in a portfolio of common stock and securities convertible into common stock, all selected in accordance with the fund's Social Criteria. There is no assurance that the objective of the fund will be achieved.

This fund invests in common stocks of established companies which satisfy the Social Criteria, with the objective of maximizing long-term capital appreciation, while giving some emphasis to income. The primary risk associated with common stock investing is that the shares will fluctuate in value as the common stock market fluctuates. Because the policy of this fund is to emphasize investment in established companies, it is expected that the volatility will be in line with the broad stock market indices such as the Dow Jones Industrial Average and the Standard & Poor's 500 Index (S&P 500). See Investment policies and techniques. The Social Criteria impose restrictions on the content of the portfolio. Because of its Social Criteria, the fund may not be able to take the same advantage of certain investment opportunities as do those funds which do not have Social Criteria.

PORTFOLIO MANAGER
The primary portfolio manager for the fund is T. Scott Wittman, President, Vantage Global Advisors, Inc., sub-advisor to the fund. Vantage is a wholly owned subsidiary of Lincoln National Corp., a publicly held insurance holding company organized under Indiana law. Wittman, a Chartered Financial Analyst, has managed the fund since October, 1993. He has been with Vantage since February, 1991; before that he was managing director at TSA Capital Management. Wittman specializes in quantitative investment analysis.

Effective October 1, 1997, Cozey W. Baker, Jr., is no longer managing the short-term investment segment of the fund.

Jil Schoeff Lindholm, Short-Term Investment Manager for Lincoln Investment, the advisor of the fund is assuming responsibility for the short-term investments segment of the fund's portfolio on October 1, 1997. She has been a Short-Term Investment Manager with Lincoln Investment since February 1995, She was a GIC Sales Executive for Lincoln Life from March, 1992 through February, 1995. Ms. Lindholm holds a Master's Degree in business administration from Indiana University.

INVESTMENT POLICIES AND TECHNIQUES

In seeking to attain capital appreciation in a common stock portfolio, it is important to attempt to minimize losses. When conditions dictate a defensive strategy or until the proceeds from the sale of the fund's shares have been invested or when cash is otherwise available, the fund may invest in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. When cash is available only for a few days, it may be invested by the fund in repurchase agreements until such time as it may otherwise be invested or used for payment of obligations of the fund.

SOCIAL CRITERIA
The fund will adhere to the following Social Criteria, all as a matter of non-fundamental policy. The Board of Directors can add to, modify, or eliminate any of these at any time, without shareholder approval.

The fund will not knowingly invest in or hold securities of companies which engage in:

1. Activities which result or are likely to result in damage to the natural environment;

2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;

3. The manufacturing of, or contracting for, military weapons; and/or

4. The liquor, tobacco or gambling industries.

Neither the fund nor its advisor or sub-advisor will exercise any discretion over which securities to exclude from purchase on the basis of the Social Criteria. Instead, the fund will rely upon the Social Investment Database published by Kinder, Lydenberg, Domini & Co., Inc. (KLD). KLD's principal office is in Cambridge,

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                                     Social
                                   Awareness
Massachusetts. KLD specializes in providing the financial community with social research on publicly traded U.S. corporations. Securities of companies appearing in the KLD Database and for which KLD indicates a concern or a major concern relating to one or more of the Social Criteria will be excluded from purchase by the fund.

KLD will determine the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit a concern or a major concern. Significance may be determined on the basis of the percentage of revenue generated by, or the size of the operations attributable to, activities related to these Criteria, or other factors selected by KLD. The social screening undergoes continual refinement and modification.

Securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by the fund according to the objectives and policies described in this Prospectus.

PERIOD FOR DISINVESTMENT. It is possible that the fund may at some point find that securities in its portfolio no longer meet the Social Criteria, although at the time of purchase they did. It is also possible that securities which do not meet the Social Criteria have been inadvertently acquired by the fund. Should either event occur, the fund will commence the orderly sale of those securities, in a manner so as to minimize any adverse effect of the sale on the fund's assets. Except in an extreme case, the fund will sell these securities within 90 days from the date on which fund management determines them to be in violation. An extreme case is one for which, in the advisor's or sub-advisor's opinion, a sale within the 90-day period would produce a significant loss to the overall value of the fund's assets.

FOREIGN INVESTMENTS
The fund may invest up to 15% of its assets in securities principally traded in foreign markets. Eurodollar certificates of deposit are excluded for purposes of these limitations. Foreign investments can involve risks not present in domestic investments. For a discussion of those risks, see Foreign investments in the Appendix.

PORTFOLIO TURNOVER
The fund does not expect its portfolio turnover rate to exceed 100%. (A rate of portfolio turnover of 100% would occur if all of the fund's portfolio were replaced in a period of one year.) However, the fund is not restricted in policy with regard to portfolio turnover, and when it engages in short-term trading in attempting to achieve its objectives, it may increase the turnover rate and incur larger brokerage commissions and other expenses than usual. A turnover rate higher than expected could occur if the fund should be required to liquidate any portfolio securities because of their failure to conform to the Social Criteria. During 1996 the fund's portfolio turnover was 45.90% and in 1995 it was 54.02%.

INVESTMENT RESTRICTIONS

The investment restrictions are fundamental. See General information in the Appendix. For purposes of the restrictions, all percentage limitations apply immediately after the making of an investment; any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

The fund may not:

1. Invest in the securities of a single issuer, unless the following conditions are met: At least 75% of the value of the fund's total assets must be represented by: (a) U.S. Government obligations, cash and cash items, (b) securities of other investment companies, and (c) securities of issuers as to each of which, at the time the investment was made, the fund's investment in the issuer did not exceed 5% of the fund's total assets. (The fund does not anticipate that any more than 15% of the fund's total assets would be invested in the securities of a single issuer at any time, other than those of the U.S. Government, its agencies and instrumentalities.);

2. Borrow money, except for temporary or emergency purposes and not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amounts borrowed); and/or

3. Invest more than 5% of its total assets in securities of issuers which, together with predecessors, have been in operation for less than three years. This restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

4. Hold more than 10% of the outstanding voting securities of any one issuer.

Additional investment restrictions can be found in the SAI. Certain socially-motivated limitations on fund activity are explained in this Prospectus under Social criteria.

STRATEGIC PORTFOLIO TRANSACTIONS

The portfolio manager for the fund has considerable discretion in the selection of appropriate fund investments. In the exercise of that discretion, the portfolio manager may, at any given time, invest a portion of the fund's assets in one or more strategic

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                                     Social
                                   Awareness
portfolio transactions which we define as derivative transactions and cash enhancement transactions.

For your convenience, in the Appendix, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the SAI booklet for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

THE SOCIAL AWARENESS FUND IS AUTHORIZED:
a) for derivative transactions, to: sell put and covered call options and buy put options for stock and stock indices and buy and sell options to close out positions previously entered into (The aggregate cost of premiums for all outstanding options shall not exceed 30% of the fund's total assets, although the ultimate loss to the fund from options could be substantially greater than 30%.); buy and sell financial futures contracts and buy put and call options on those contracts. (For certain limited purposes, the fund may also buy financial futures contracts on an unleveraged basis and not as an anticipatory hedge. See the SAI.) Amounts committed to margin and paid for option premiums on futures contracts may not exceed 5% of assets.

b) for cash enhancement transactions, to: lend portfolio securities, if such loans of securities do not exceed one-third of the fund's total assets at any one time, and engage in repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.


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